Barings Participation Investors

Report for the Three Months Ended March 31, 2025

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
New York, NY 10154
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02199
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situations investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors
TO OUR SHAREHOLDERS
April 30, 2025
We are pleased to present the March 31, 2025 Quarterly Report of Barings Participation Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.37 per share, payable on June 13, 2025, to shareholders of record on May 30. 2025. The Trust earned $0.31 per share of net investment income, net of taxes, for the first quarter of 2025, compared to $0.48 per share in the previous quarter. The decrease in net investment income was predominantly related to non-recurring dividend income related to an equity investment in the portfolio from the fourth quarter coupled with decreasing base rates in the quarter.

	September 30, 2024(1)(2)	June 30, 2024(1)(2)	% Change
Quarterly Dividend per share	0.37(3)	0.37	—%
Net Investment Income(4)	$3,351,768	$5,077,390	(34.0)%
Net Assets	$167,580,570	$165,121,426	1.5%
Net Assets per share(5)	$15.65	$15.46	1.2%
Share Price	$17.63	$17.09	3.2%
Dividend Yield at Share Price	8.4%	7.9%	6.3%
(Discount) / Premium	12.65%	10.54%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on June 13, 2025
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 10,680,267 and 10,704,909 as of 3/31/2025 and as of 12/31/2024, respectively.

•Quarterly total returns at March 31, 2025 and December 31, 2024 were 1.23% and 3.19%, respectively. Longer term, the Trust returned 8.8%, 9.0%, 11.3%, 9.0%, and 10.8% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.
•The Trust’s average quarter-end discount for the 1, 3, 5 and 10-year periods was 8.71%, (6.00)%, (7.25)% and (0.52)%, respectively.
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the S&P UBS Leveraged Loan Index, returned 1.0% and 0.6% for the quarter, respectively.

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of March 31, 2025, has over 30 years of experience and had commitments of over $25 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.03% since inception. The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.13x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 27 different industries across 179 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 13% of the market value of the Trust was equity, generating ~$12 million ($1.12 per share) in unrealized appreciation as of March 31, 2025.

(Continued)
TARIFFS AND RATE CUTS

Two of the biggest questions in 2025 involve the Fed and tariffs. In 2024, the Fed initiated 3 rate cuts. This was fewer cuts than the market expected heading into 2024. With CPI and PPI numbers often surprising to the upside, the Fed was limited in its ability to bring rates down further. Further complicating the Fed’s dual mandate of maintaining low inflation and full employment is the current unprecedented repositioning of international trade relations. The tariffs and retaliatory tariffs have created a dynamic environment where the impact to businesses will vary, with certain sectors and business models faring worse than others. As part of our continued diligence on tariff-related impact to the Trust’s portfolio, we recently executed a bottom-up analysis of the entire portfolio to assess both the degree of exposure to tariffs from the U.S. administration as well as the potential impact of a trade-induced economic slowdown.

As of March 31, 2025, only 10% (by issuer) of the Trust’s portfolio is facing significant tariff exposure and proactive measures like price increases are being implemented. The private equity sponsors and management teams of these issuers are working diligently to mitigate the impact of the tariffs. Additionally, over 70% of the Trust’s issuers expect minimal cost increases (less than 5%) due to tariffs. By maintaining a diverse portfolio across various issuers and industries, the Trust is well-prepared to handle potential tariff impacts.
PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. During the three months ended March 31, 2025, the Trust made nine new private investments totaling $4.5 million and 30 add-on investments in existing portfolio companies totaling $2.2 million. During the three months ended March 31, 2025, the Trust had 5 private investment loans repaid at par totaling $1.8 million and realized four equity investments that generated realized losses of $1.1 million.
PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $3.2 million or 1.7% of total assets, contributing to a low leverage profile at 0.13x as of March 31, 2025. The available credit facility balance coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.

The Trust’s recently announced dividend of $0.37 remains consistent with the prior quarter. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased slightly given falling interest rates. While recurring investment income remains stable, it may not be sufficient to fully fund the current dividend rate in the future. The level of recurring investment income expected to be generated by the Trust in 2025, combined with the availability of earnings carry forwards and other non-recurring income, is currently expected to be sufficient to maintain the current dividend rate over the next several quarters. We believe the strong credit quality and diverse portfolio construction positions the Trust to continue to maximize shareholder value in determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,
Christina Emery
President

Portfolio Composition as of 03/31/25*

Public Debt
0.7%
Cash & Short-Term
Investments
1.7%
Public Bank Loans
4.3%
Public Equity
—%
Private Debt
5.8%
Private / Restricted Equity
13.3%
Private Bank Loans
74.2%

Cash & Short-Term Investments 4.2%
Equity 13.3%
Fixed Rate 13.3%
Floating Rate 69.2%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$31,233
$16,307
4/1/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025
Barings Participation Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns March 31, 2025	1 Year	5 Year	10 Year
Barings Participation Investors	20.62%	17.53%	12.13%
Bloomberg Barclays U.S. Corporate High Yield Index	7.69%	7.29%	5.01%
Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Participation Investors
March 31, 2025
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$168,076,552
(Cost - $ 158,186,761)
Corporate restricted securities - rule 144A securities at fair value	10,053,483
(Cost - $ 10,487,788)
Corporate public securities at fair value	9,482,154
(Cost - $ 9,719,846)

Total investments (Cost - $ 178,394,395)	187,612,189
Cash	3,231,128
Foreign currencies (Cost - $ 6,830)	6,000
Dividend and interest receivable	1,781,940
Receivable for investments sold	831,336
Other assets	206,392
Total assets	193,668,985

Liabilities:
Note payable	15,000,000
Credit facility (net of deferred financing fees of $131,976)	8,368,024
Payable for investments purchased	1,676,734
Deferred tax liability	191,093
Investment advisory fee payable	377,056
Interest payable	124,614
Accrued expenses	350,894
Total liabilities	26,088,415
Commitments and Contingencies (See Note 7)
Total net assets	$167,580,570
Net Assets:
Common shares, par value $0.01 per share	$107,049
Additional paid-in capital	144,878,363
Total distributable earnings	22,595,158
Total net assets	$167,580,570
Common shares issued and outstanding (14,787,750 authorized)	10,704,909
Net asset value per share	$15.65

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Participation Investors
For the three months ended March 31, 2025
(Unaudited)

Investment Income:
Interest	$4,298,132
Dividends	31,291
Other	76,524
Total investment income	4,405,947
Expenses:
Interest and other financing fees	421,172
Investment advisory fees	377,056
Professional fees	103,340
Trustees’ fees and expenses	81,600
Reports to shareholders	42,000
Custodian fees	6,000
Other	23,012
Total expenses	1,054,180
Investment income - net	3,351,767
Income tax, including excise tax benefit	—
Net investment income after taxes	3,351,767
Net realized and unrealized loss on investments and foreign currency:
Net realized loss on investments before taxes	(2,058,283)
Income tax expense	(4,773)
Net realized loss on investments after taxes	(2,063,056)
Net increase in unrealized appreciation of investments before taxes	822,367
Net decrease in unrealized depreciation of foreign currency translation before taxes	(4)
Deferred income tax benefit (expense)	(52,245)
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	770,118
Net loss on investments and foreign currency	(1,292,938)
Net increase in net assets resulting from operations	$2,058,829

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Participation Investors
For the three months ended March 31, 2025
(Unaudited)

Net increase in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	$(9,157,816)
Proceeds from disposition of portfolio securities	6,666,561
Interest, dividends and other income received	4,662,645
Interest expenses paid	(428,603)
Operating expenses paid	(463,633)
Income taxes paid	(429,773)
Net cash provided by operating activities	849,381
Cash flows from financing activities:
Cash dividends paid from net investment income	(5,019,725)
Receipts for shares issued on reinvestment of dividends	400,315
Financing fees paid	8,779
Net cash used for financing activities	(4,610,631)
Net decrease in cash & foreign currencies	(3,761,250)
Cash & foreign currencies - beginning of period	6,998,382
Effects of foreign currency exchange rate changes on cash and cash equivalents	(4)
Cash & foreign currencies - end of period	$3,237,128
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$2,058,829
Increase in investments	(4,812,855)
Decrease in interest receivable	879,088
Decrease in receivable for investments sold	1,620,273
Decrease in payment-in-kind non-cash income received	692,073
Decrease in amortization	503,821
Increase in other assets	(97,999)
Increase in deferred tax liability	52,245
Increase in payable for investments purchased	216,958
Increase in investment advisory fee payable	5,533
Decrease in interest payable	(7,431)
Increase in accrued expenses	163,842
Decrease in tax payable	(425,000)
Total adjustments to net assets from operations	(1,209,452)
Effects of foreign currency exchange rate changes on cash and cash equivalents	4
Net cash provided by operating activities	$849,381

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Participation Investors

	For the three months ended 03/31/2025 (Unaudited)	For the year ended 12/31/2024
Increase in net assets:
Operations:
Investment income - net	$3,351,767	$16,500,252
Net realized loss on investments and foreign currency after taxes	(2,063,056)	(860,920)
Net change in unrealized appreciation of investments and foreign currency after taxes	770,118	1,607,801

Net increase in net assets resulting from operations	2,058,829	17,247,133

Increase from common shares issued on reinvestment of dividends
Common shares issued	400,315	1,233,130

Dividends to shareholders from:
Net investment income	—	(16,725,552)

Total increase / (decrease) in net assets	2,459,144	1,754,711

Net assets, beginning of period/year	165,121,426	163,366,715

Net assets, end of period/year	$167,580,570	$165,121,426

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Participation Investors

Selected data for each share of beneficial interest outstanding:

	For the three months ended 03/31/2025 (Unaudited)	For the years ended December 31,
		2024	2023	2022	2021	2020
Net asset value: Beginning of period/year	$15.46	$15.41	$14.99	$15.19	$13.60	$13.80
Net investment income (a)	0.31	1.55	1.50	0.97	0.86	1.00
Net realized and unrealized gain / (loss) on investments	(0.12)	0.07	0.21	(0.31)	1.53	(0.40)
Total from investment operations	0.19	1.62	1.71	0.66	2.39	0.60
Dividends from net investment income to common shareholders	—	(1.57)	(1.29)	(0.83)	(0.80)	(0.80)
Dividends from realized gain on investments to common shareholders	—	—	—	(0.03)	—	—
Increase from dividends reinvested	0.00 (b)	—	—	—	—	0.00 (b)
Total dividends	—	(1.57)	(1.29)	(0.86)	(0.80)	(0.80)
Net asset value: End of period/year	$15.65	$15.46	$15.41	$14.99	$15.19	$13.60
Per share market value: End of period/year	$17.63	$17.09	$15.60	$12.32	$14.80	$11.88
Total investment return
Net asset value (c)	1.23%	10.76%	12.46%	4.42%	17.84%	4.66%
Market value (c)	3.16%	20.83%	38.51%	(10.57%)	32.09%	(21.11%)
Net assets (in millions): End of period/year	$167.58	$165.12	$163.37	$158.92	$161.08	$144.18
Ratio of total expenses to average net assets (d)	2.57% (e)	2.89%	2.66%	2.35%	2.66%	1.47%
Ratio of operating expenses to average net assets	1.54% (e)	1.56%	1.56%	1.46%	1.46%	1.38%
Ratio of interest expense to average net assets	1.02% (e)	0.91%	0.76%	0.63%	0.41%	0.43%
Ratio of income tax expense to average net assets	0.01% (e)	0.42%	0.34%	0.26%	0.79%	(0.34)%
Ratio of net investment income to average net assets	8.15% (e)	9.86%	9.69%	6.39%	5.99%	7.52%
Portfolio turnover	4%	32%	12%	12%	43%	34%
(a)    Calculated using average shares.
(b)    Rounds to less than $0.01 per share.
(c)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)    Total expenses include income tax expense.
(e)    Annualized.

	For the three months ended 03/31/2025 (Unaudited)	For the years ended December 31,
Senior borrowings:		2024	2023	2022	2021	2020
Total principal amount (in millions)	$24	$24	$22	$24	$21	$15
Asset coverage per $1,000 of indebtedness	$8,131	$8,026	$8,511	$7,763	$8,670	$10,612

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
9.20% Term Loan due 06/24/2025 (SOFR + 4.750%)	$2,353,468	*	$2,351,162	$2,353,468
* 07/01/19 and 12/09/20.

Accelevation
A vertically integrated designer, producer and installer of customized data center facility solutions and services, predominately in the U.S market. The Company’s revenue streams consist of design and installation of customized electrical, power solutions, air flow containment, and layout of critical infrastructure systems at data centers.
9.32% Term Loan due 01/02/2031 (SOFR + 5.000%) (G)	$281,678	1/2/2025	168,953	168,781

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.19% First Lien Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$480,560	04/05/22	481,621	475,618
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	—
			490,373	475,618
Adacore Inc
AdaCore is a provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
9.55% First Lien Term Loan due 03/13/2030 (SOFR + 5.250%) (G)	$1,165,417	03/13/24	763,955	787,984

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,353	50,987
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	13,151
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	201	—
			31,658	64,138
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	93,611

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
9.32% First Lien Term Loan due 04/28/2029 (SOFR + 5.000%) (G)	$512,815	04/28/23	384,071	383,543
9.32% First Lien Term Loan due 04/28/2029 (SOFR + 5.000%) (G)	$271,617	04/28/23	267,827	266,728
Limited Liability Company Unit (B) (F)	22,480 uts.	04/28/23	22,480	30,573
			674,378	680,844

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	114 uts.	10/04/12	$113,636	$3,741

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
9.05% Term Loan due 11/22/2028 (SOFR + 4.750%) (G)	$896,900	12/01/22	589,919	589,512
Limited Liability Company Unit (B)	8 uts.	12/01/22	8,000	16,522
			597,919	606,034
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
9.17% Term Loan due 07/15/2027 (SOFR + 4.750%) (G)	$300,458	07/15/22	275,582	277,794
Limited Liability Company Unit (B) (F)	535 uts.	07/15/22	11,221	19,455
			286,803	297,249
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
11.42% Term Loan due 10/31/2025 (SOFR + 7.000%)	$1,689,615	10/30/18	1,686,804	1,537,550

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	260,497
			209,600	469,888
BBB Industries LLC - DBA (GC EOS Buyer Inc.)
A supplier of remanufactured and new parts to the North American automotive aftermarket.
13.39% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$454,545	07/25/22	442,455	421,818
Limited Liability Company Unit (B)	45 uts.	07/25/22	45,000	44,546
			487,455	466,364
Becklar
A provider of event monitoring and emergency response solutions for critical use cases including commercial and residential fire and security, video surveillance, remote guarding, personal health & safety, and workforce safety.
9.30% Senior Term Loan due 12/06/2030 (SOFR + 5.000%)	$1,007,817	12/5/2024	771,136	771,949

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.68% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$1,208,456	11/30/21	1,087,146	1,097,880
12.00% HoldCo PIK Note due 05/19/2028	$429,628	11/30/21	426,822	429,628
Limited Liability Company Unit (B)	44,231 uts.	11/30/21	44,231	69,442
			1,558,199	1,596,950

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage		Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
9.32% Senior Term Loan due 07/19/2027 (SOFR + 5.000%) (G)	$619,384		08/23/24	$443,989	$443,883
Common Stock (B)	56,012 shs.		08/23/24	56,012	59,373
				500,001	503,256
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	183 shs.		08/12/22	209,371	186,210

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.92% Term Loan due 10/14/2027 (SOFR + 5.500%) (G)	$1,385,832		10/14/21	1,355,358	1,361,229
Limited Liability Company Unit (B) (F)	111,835 uts.		10/14/21	111,836	126,374
				1,467,194	1,487,603
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.45% Term Loan due 10/04/2025 (SOFR + 6.000%)	$784,104		10/03/18	783,311	719,024

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
9.44% First Lien Term Loan due 04/30/2025 (SOFR+ 5.000%)	$849,901		05/14/18	847,483	827,804
9.55% Incremental Term Loan due 05/26/2026 (SOFR + 5.250%)	$362,480	45201	10/02/23	358,571	353,780
				1,206,054	1,181,584
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
9.56% Term Loan due 12/10/2028 (SOFR + 5.000%) (G)	$2,432,072		12/13/21	2,288,483	2,314,199

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
9.05% Term Loan due 09/30/2027 (SOFR + 4.750%) (G)	$1,718,413		09/30/24	1,310,977	1,313,120

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
9.28% First Lien Term Loan due 02/11/2030 (SOFR + 5.000%) (G)	$438,950	02/26/24	$303,224	$304,826
Limited Liability Company Unit (B) (F)	12 uts.	02/26/24	12,000	12,280
			315,224	317,106
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.29% First Lien Term Loan due 09/30/2029 (SOFR + 6.000%) (G)	$992,076	10/04/23	844,402	813,428

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
9.29% First Lien Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$959,796	12/28/21	906,250	904,654
Limited Liability Company Unit (B) (F)	12,008 uts.	07/22/22	12,665	13,449
			918,915	918,103
CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
10.99% Senior Term Loan due 10/31/2027 (SOFR + 6.500%)	$1,275,954	11/18/24	1,253,610	1,255,539
10.82% Term Loan due 03/10/2029 (SOFR + 6.500%) (G)	$957,034	03/20/23	696,176	699,297
Limited Liability Company Unit Common (B)	303,180 uts.	3/20/2023	147,469	253,484
			2,097,255	2,208,319
Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
9.60% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$1,656,678	03/15/24	1,511,883	1,537,630
Limited Liability Company Unit Class A (B) (F)	49 uts.	03/15/24	49,170	53,411
Limited Liability Company Unit Class B (B) (F) (I)	49 uts.	03/15/24	—	54,996
			1,561,053	1,646,037
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
9.45% Term Loan due 01/04/2027 (SOFR + 5.000%)	$1,610,927	01/29/21	1,591,587	1,602,580
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	147,460
			1,647,232	1,750,040
Coduet Royalty Holdings, LLC
A special purpose vehicle whose primary assets are comprised of royalty rights on two pharmaceuticals developed by Coherus Biosciences.
SPV Common Equity (B) (F)	290,344 shs.	05/08/24	290,344	534,233

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.80% Term Loan due 12/28/2027 (SOFR + 4.500%) (G)	$819,023	02/14/22	$756,079	$755,731
8.80% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$653,100	09/13/23	642,494	646,569
8.79% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$104,271	12/30/22	102,519	103,229
Preferred Stock (B)	33 shs.	02/14/22	36,108	95,440
			1,537,200	1,600,969
Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and its biosimilars.
12.30% First Lien Term Loan due 05/08/2029 (SOFR + 8.000%)	$299,324	05/07/24	291,957	292,739

Coker
A provider of consulting advisory services to healthcare organizations with the goal of enabling client transformation.
9.05% Senior Term Loan due 03/20/2030 (SOFR + 4.750%) (G)	$1,392,501	4/23/2020	231,757	231,619

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit Class B (B) (I)	6,629 uts.	04/23/20	—	30,028

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$1,332,399	04/15/22	1,328,384	1,321,073
Limited Liability Company Unit (B) (F)	158,995 uts.	10/14/21	431,250	887,194
			1,759,634	2,208,267
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
9.44% First Lien Term Loan due 04/19/2028 (SOFR + 5.000%) (G)	$678,830	04/15/22	619,069	610,469

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.72% Term Loan due 01/31/2027 (SOFR + 5.250%)	$574,883	01/30/20	574,516	411,616
9.70% Incremental Term Loan due 01/31/2027 (SOFR + 5.250%)	$76,448	09/14/23	75,622	54,737
Limited Liability Company Unit (B) (F)	1,237 uts.	*	49,559	—
Limited Liability Company Unit (B) (F)	443 uts.	09/14/23	17,748	—
* 01/30/20 and 03/05/21			717,445	466,353

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage		Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
10.15% Term Loan due 12/22/2026 (SOFR + 5.750%)	$1,386,607		12/22/20	$1,378,588	$1,264,846

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.03% First Lien Term Loan due 09/30/2028 (SOFR + 5.500%) (G)	$235,147		11/02/22	184,004	187,070
Preferred Stock (B)	9,615 shs.		11/02/22	9,615	11,731
				193,619	198,801
Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
10.96% Term Loan due 12/28/2026 (SOFR + 6.500%) (G)	$1,410,710		12/29/21	1,262,560	1,038,431
10.96% Incremental Term Loan due 12/28/2026 (SOFR + 6.500%)	$110,831		07/31/23	109,417	92,433
10.95% Incremental Term Loan due 12/28/2026 (SOFR + 6.500%)	$272,244		12/21/23	268,711	227,052
Limited Liability Company Unit (B)	2,774 uts.		12/29/21	131,169	—
				1,771,857	1,357,916

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
9.19% Senior Term Loan due 09/30/2027 (SOFR + 4.750%)	$2,065,271		10/01/21	2,051,996	2,065,271
Limited Liability Company Unit (B) (F)	73,333 uts.		10/01/21	73,404	90,199
				2,125,400	2,155,470
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (1.50% PIK) Second Lien Term Loan due 6/27/2029	$808,536		06/27/24	794,822	792,365
Limited Liability Company Unit (B) (F)	2,769 uts.	2,769 uts.	06/27/24	276,900	380,821
				1,071,722	1,173,186
Door & Window Guard Systems
A provider of modular, high-grade steel guards (or “panels”) used to cover door and window openings on vacant residential, commercial, and government buildings.
8.80% Term Loan due 03/03/2032 (SOFR + 4.500%) (G)	$525,203		03/28/25	399,302	399,293
Common Stock (B)	20 uts.		03/28/25	20,320	20,320
				419,622	419,613
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
9.05% Term Loan due 07/01/2027 (SOFR + 4.750%)	$1,683,480		07/20/21	1,664,347	1,664,120

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.42% Second Lien Term Loan due 11/05/2029 (SOFR + 7.000%)	$1,679,204	11/22/21	$1,662,143	$1,679,204
Limited Liability Company Unit (B)	46 uts.	11/22/21	45,796	32,350
			1,707,939	1,711,554
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
11.00% (2.50% PIK) Term Loan due 02/28/2030	$1,013,625	03/01/23	993,378	1,004,300
Limited Liability Company Unit (B) (F)	205 uts.	03/01/23	288,462	396,491
			1,281,840	1,400,791
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.06% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$1,015,107	12/30/21	887,292	882,446
9.80% Incremental Term Loan due 12/30/2027 (SOFR + +5.500%) (G)	$697,774	05/23/24	382,424	383,152
			1,269,716	1,265,598
Electric Equipment and Engineering
Engineers and manufactures alternating current and direct current electrical power distribution products.
10.50% Senior Term Loan due 12/02/2030	$867,913	12/02/24	851,667	852,464
Common Stock (B)	515,625 shs.	12/02/24	515,625	536,250
			1,367,292	1,388,714
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	159,722	255,836

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
10.02% Term Loan due 09/14/2027 (SOFR + 5.500%)	$693,218	09/14/21	687,625	633,601

Energy Acquisition Company, Inc.
ECI designs, manufactures, assembles, and integrates electrical wire harnesses, control boxes, and other components for specialty industrial and home appliance end markets.
10.81% First Lien Term Loan due 05/10/2029 (SOFR + 6.500%)	$744,668	05/01/24	693,959	693,008

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
10.05% Term Loan due 12/15/2025 (SOFR + 5.750%)	$857,677	02/09/21	$855,044	$855,104
10.05% Incremental Term Loan due 12/15/2025 (SOFR + 5.750%)	147,415	09/01/23	146,505	146,973
			1,001,549	1,002,077
eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
9.32% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$1,139,912	11/05/21	959,111	968,975

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	273 uts.	*	295,518	686,067
* 06/29/18 and 12/29/20.

Expert Institute Group
A healthcare-focused outsourced B2B legal services provider that connects plaintiff attorney law firms with high-quality expert witnesses, offers medical record review from in-house medical professionals, provides background checks on allied and opposing witnesses, and utilizes AI-enabled diligence solutions to enable more efficient case outcomes.
8.80% Senior Lien Term Loan due 03/04/2032 (SOFR + 4.500%) (G)	392,017	03/04/25	150,603	150,560

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
11.56% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$476,190	05/04/22	470,138	461,429
Limited Liability Company Unit Common (B) (F)	34 uts.	10/14/21	33,631	19,605
			503,769	481,034
Follett School Solutions
A provider of software for K-12 school libraries.
9.32% First Lien Term Loan due 07/09/2028 (SOFR + 5.000%)	$1,654,196	08/31/21	1,638,048	1,654,196
LP Units (B) (F)	881 uts.	08/30/21	8,805	12,776
LP Interest (B) (F)	200 shs.	08/30/21	2,003	2,906
			1,648,856	1,669,878
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
10.20% Term Loan due 05/24/2027 (SOFR + 5.750%)	$1,037,695	05/21/21	1,027,478	1,037,695
Limited Liability Company Unit (B) (F)	108 uts.	05/21/21	107,813	78,149
			1,135,291	1,115,844

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

Gojo Industries
A manufacturer of hand hygiene and skin health products.
13.82% First Lien Term Loan due 10/20/2028 (SOFR + 9.500%)	643,330	10/24/23	$630,088	$629,563

Golden Ceramic Dental Lab
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
10.30% Senior Term Loan due 08/07/2027 (SOFR + 6.000%) (G)	$1,300,743	08/21/24	909,703	909,560
Limited Liability Company Unit (B) (F)	419,595 uts.	08/21/24	419,595	541,277
			1,329,298	1,450,837
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
Preferred Stock (B) (F)	3,737 shs.	*	103,147	172,510

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	32,962
Limited Liability Company Unit Common Class A (B) (I)	3,716 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	32,962

HaystackID
A provider of eDiscovery, advisory, and review services that help 500+ corporations (58% of revenue) and law firms (42%) manage complex, data intensive investigations and litigation.
9.04% Senior Term Loan due 01/31/2028 (SOFR + 4.750%) (G)	$1,018,427	1/31/2025	578,718	578,160

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$2,481,435	11/17/21	2,459,101	2,295,328

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
9.07% Term Loan due 08/31/2029 (SOFR + 4.750%) (G)	$971,901	08/31/23	751,648	769,528
Limited Liability Company Unit Common (B)	11,337 uts.	08/31/23	11,337	14,398
			762,985	783,926
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
9.53% Term Loan due 03/31/2027 (SOFR + 5.000%)	$825,191	03/26/21	819,707	728,644

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F) (I)	47 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B) (F) (I)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F) (I)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F) (I)	47 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.01% Incremental Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$875,724	07/27/22	703,583	648,348
13.01% Term Loan due 07/27/2025 (SOFR + 8.500%)	$94,249	02/15/23	93,878	88,122
			797,461	736,470
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
9.80% Term Loan due 12/28/2029 (SOFR + 5.500%) (G)	$1,168,627	01/12/24	960,590	961,279
Limited Liability Company Unit (B) (F)	579 uts.	01/12/24	57,892	56,184
			1,018,482	1,017,463
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
10.55% Incremental Term Loan due 02/04/2028 (SOFR + 6.000%)	$423,272	04/05/22	419,551	391,527

ISTO Biologics
In the orthobioligic space, providing solutions in autologous therapies and bone grafts for spine, orthopedics and sports medicine.
9.05% Senior Term Loan due 12/31/2028 (SOFR + 4.750%) (G)	$633,942	10/18/23	561,768	573,010

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
9.90% Term Loan due 04/20/2026 (SOFR + 5.500%)	$659,170	05/04/21	654,860	659,170

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
9.84% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$1,559,551	02/28/22	1,363,098	1,379,807
9.80% First Lien Term Loan due 02/28/2029 (SOFR + 5.500%)	$274,262	03/16/23	268,859	274,262
10.03% Incremental Lien Term Loan due 02/28/2028 (SOFR + 5.500%)	$178,699	04/28/23	175,961	178,699
Common Stock (B) (F)	401 shs.	02/28/22	41,971	165,800
			1,849,889	1,998,568

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

Kings III
A provider of emergency phones and monitoring services.
9.81% First Lien Term Loan due 07/07/2028 (SOFR + 5.500%) (G)	$491,035	08/31/22	$427,187	$432,778
9.81% Incremental Lien Term Loan due 08/31/2028 (SOFR + 5.500%) (G)	$499,909	02/16/24	477,084	480,438
			904,271	913,216
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
9.05% Term Loan due 12/23/2027 (SOFR + 4.750%) (G)	$1,676,356	02/07/22	1,438,178	1,450,167
Limited Liability Company Unit (B) (F)	7,050 uts.	02/07/22	7,302	18,119
			1,445,480	1,468,286
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
10.70% Incremental Term Loan due 12/18/2026 (SOFR + 6.250%)	$2,407,886	*	2,393,484	2,383,807
* 12/22/20 and 09/09/21

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	2,298,574	12,545,349

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
11.07% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$532,339	07/14/22	517,265	512,447

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
8.80% Term Loan due 09/30/2027 (SOFR + 4.500%) (G)	$1,264,780	09/30/24	981,536	983,114

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.80% Senior Lien Term Loan due 12/31/2029 (SOFR + 5.500%) (G)	$722,157	03/01/24	639,015	607,518
Limited Liability Company Unit (B)	307 uts.	03/01/24	30,700	13,833
			669,715	621,351

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
9.42% First Lien Term Loan due 07/30/2027 (SOFR + 5.000%)	$858,000	08/09/21	$851,300	$858,000
Limited Liability Company Unit (B)	100,000 uts.	08/09/21	100,000	141,000
			951,300	999,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% Second Lien Term Loan due 06/23/2027	$606,811	06/27/22	602,825	606,810
Common Stock (B) (F)	4,118 shs.	02/28/22	411,765	701,195
			1,014,590	1,308,005
Momentum Group
A leading value-added distributor of design-focused textiles and wallcoverings to hospitality, workplace, healthcare, and other commercial end markets (no residential exposure).
9.83% Term Loan due 03/28/2029 (SOFR + 5.500%) (G)	$483,273	03/28/25	424,411	424,398

MSI Express
A contract manufacturer and packager of shelf-stable food and beverages for major consumer packaged goods.
9.05% Senior Term Loan due 03/24/2031 (SOFR + 4.750%) (G)	$558,065	03/24/25	357,014	356,987

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
10.70% Incremental Term Loan due 08/21/2026 (SOFR + 6.250%)	$783,584	11/05/21	779,044	747,539
10.70% Term Loan due 08/21/2026 (SOFR + 6.250%)	$548,682	08/25/20	545,481	523,443
			1,324,525	1,270,982
Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
9.17% First Lien Term Loan due 11/30/2027 (SOFR + 4.750%)	$495,212	12/06/21	491,340	495,211
9.17% Incremental Term Loan due 12/06/2027 (SOFR + 4.750%) (G)	$1,052,369	12/28/21	836,385	844,688
Limited Liability Company Unit Class A Preferred (B)	790 uts.	12/06/21	79,043	101,562
Limited Liability Company Unit Class B Common (B)	88 uts.	12/06/21	8,783	116,694
			1,415,551	1,558,155
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.82% Term Loan due 02/01/2026 (SOFR + 4.500%)	$1,135,126	02/10/21	1,128,952	1,135,126
8.92% Incremental Term Loan due 02/01/2027 (SOFR + 4.500%)	$504,562	11/14/22	499,089	504,562
			1,628,041	1,639,688

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
9.80% Term Loan due 09/13/2029 (SOFR + 5.500%) (G)	$1,683,117	09/13/23	$1,011,570	$1,042,776
Limited Liability Company Unit Class (B) (F)	32,603 uts.	09/13/23	32,603	37,493
			1,044,173	1,080,269
Newforma
A leader in Project Information Management software for the construction industry.
10.80% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$737,210	03/31/23	639,604	654,343
Limited Liability Company Unit (B)	81,722 shs.	08/15/23	84,194	57,205
			723,798	711,548
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.94% Senior Term Loan due 12/16/2029 (SOFR + 4.645%) (G)	$1,473,479	12/13/24	994,248	1,011,664

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Takeback Term Loan due 10/20/2027	$217,651	10/24/23	217,650	217,651
Preferred Stock (B)	15 shs.	10/24/23	124,856	185,218
Common Stock (B) (I)	12 shs.	10/24/23	0	58,044
			342,506	460,913
Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
8.82% Term Loan due 12/10/2028 (SOFR + 4.500%) (G)	$957,674	*	814,370	824,550
8.82% Incremental Term Loan due 12/20/2028 (SOFR + 5.000%)	$722,766	06/06/24	719,010	722,766
Limited Liability Company Unit (B)	21,092 uts.	12/20/21	21,092	82,681
* 12/20/21 and 04/29/22			1,554,472	1,629,997

Omega Holdings
A distributor of aftermarket automotive air conditioning products.
9.46% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$604,687	03/31/22	484,294	490,945

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	380,545 shs.	*	380,545	506,125
* 01/29/16 and 02/17/17.

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date		Cost	Fair Value

Private Placement Investments - 100.30%: (C)

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
12.57% Term Loan due 10/12/2029 (SOFR + 8.300%) (G)	$933,333	10/20/23	$	$597,688	$600,633
Limited Liability Company Unit (B) (F)	30,371 uts.	10/20/23		303,705	244,964
				901,393	845,597
Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
10.56% First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$1,857,860	12/20/21		1,844,448	1,842,812
Warrant-Class A, to purchase common stock at $.01 per share (B)	924 shs.	12/22/21		—	43,428
Warrant-Class B, to purchase common stock at $.01 per share (B)	312 shs.	12/22/21		—	14,664
Warrant-Class D, to purchase common stock at $.01 per share (B)	89 shs.	12/22/21		—	4,183
				1,844,448	1,905,087
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
10.32% Term Loan due 11/17/2026 (SOFR + 6.000%)	$1,415,586	11/14/17		1,409,180	1,415,587
10.32% Term Loan due 08/31/2026 (SOFR + 6.000%)	$285,908	09/29/20		283,513	285,908
				1,692,693	1,701,495
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
9.17% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$754,844	12/03/21		639,853	646,578
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21		147,110	296,338
				786,963	942,916
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
2.50% (2.500% PIK) Senior Subordinated Note due 12/31/2027 (D)	$2,361,611	12/03/21		1,064,183	1,032,024
Limited Liability Company Unit (B)	185,072 uts.	07/31/14		172,898	—
* 09/28/17 and 02/15/18.				1,237,081	1,032,024

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.45% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%) (G)	$1,270,549.00	11/15/21		1,266,325	1,198,127

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
10.57% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$816,572	07/18/23	$694,343	$690,991
Limited Liability Company Unit (B)	32 shs.	07/18/23	32,000	22,536	690991
			726,343	713,527
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.72% Term Loan due 03/06/2026 (SOFR + 5.250%)	$675,075	03/06/19	675,075	654,822

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
10.17% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$836,774	03/15/22	731,789	740,000
8.00% Senior Subordinated Note due 02/15/2029	$32,258	03/15/22	32,258	30,581
Limited Liability Company Unit (B)	96,774 uts.	03/15/22	64,516	126,774
			828,563	897,355
Project Halo
A two-sided platform that provides a cloud-based compliance reporting software to fire departments, water municipalities, and state building departments, which is used by authorities having jurisdictions to ensure commercial properties within its jurisdiction maintain compliance with fire codes and annual / semi-annual inspection requirements for fire alarms, sprinklers, fire extinguishers, etc.
9.30% Senior Term Loan due 02/06/2032 (SOFR + 5.000%) (G)	$1,000,000	02/06/25	569,065	568,801

Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
8.82% Senior Term Loan due 09/19/2029 (SOFR + 4.500%) (G)	$910,014	09/23/24	738,412	739,355
Common Stock (B)	218 shs.	09/23/24	21,824	21,515
			760,236	760,870
Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
9.30% First Lien Term Loan due 10/31/2028 (SOFR + 5.000%) (G)	$192,069	11/01/22	158,959	161,600
Limited Liability Company Unit Class A (B)	54 uts.	11/01/22	5,400	6,791
			164,359	168,391

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

RapidAir
An asset‐light manufacturer of branded compressed air products, including fittings, accessories, aluminum piping, filtration, and other adjacent products/services.
9.03% Senior Term Loan due 10/15/2030 (SOFR + 4.750%) (G)	$547,705	10/15/24	$294,144	$294,774
Common Stock (B)	30 shs.	10/15/24	30,000	30,188
			324,144	324,962
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
10.44% Term Loan due 07/31/2026 (SOFR + 6.000%)	$1,295,471	08/12/20	1,289,582	1,295,471
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	9,474
			1,311,114	1,304,945
Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
9.94% Senior Term Loan due 08/16/2027 (SOFR + 5.500%)	$939,320	11/15/21	929,052	872,629
Limited Liability Company Unit (B)	40,479 uts.	09/29/17	40,479	19,025
			969,531	891,654
RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
10.49% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$653,410	12/30/22	577,014	585,386

Rock Labor
A provider of live entertainment event labor in the United States.
9.82% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$399,863	09/14/23	333,092	336,797
Limited Liability Company Unit (B) (F)	12,266 uts.	09/14/23	65,676	63,047
			398,768	399,844
Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
9.42% Term Loan due 07/31/2026 (SOFR + 5.000%)	$2,392,914	07/30/18	2,383,286	2,385,734

ROI Solutions
Call center outsourcing and end user engagement services provider.
9.28% Senior Term Loan due 09/13/2029 (SOFR + 5.000%) (G)	$1,435,629	10/03/24	1,030,735	1,032,398

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.56% Term Loan due 08/02/2030 (SOFR + 5.250%) (G)	$2,488,760	08/02/24	2,203,511	2,207,600

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
10.93% Term Loan due 12/31/2026 (SOFR + 4.000% PIK) (D)	$1,280,817	01/08/19	$1,276,845	$567,402

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
9.31% Term Loan due 12/15/2026 (SOFR+ 5.000%)	$1,984,198	12/15/20	1,973,828	1,984,199
Common Stock (B)	30 shs.	12/16/20	29,900	41,456
* 12/15/20 and 07/24/24.			2,003,728	2,025,655

Sandvine Corporation
A provider of active network intelligence solutions.
Class A Units (B) (I)	688 shs.	06/28/24	0	0
Class B Units (B) (I)	2,395 shs.	06/28/24	0	0
Class C Units (B) (I)	31,364 shs.	06/28/24	0	0
			—	—
Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.19% First Lien Term Loan due 07/30/2025 (SOFR + 4.750%)	$1,441,291	07/27/18	1,432,905	1,426,878

SBP Holdings
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
9.32% Term Loan due 01/31/2028 (SOFR + 5.000%) (G)	$1,241,224	03/27/23	663,901	679,353

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
9.90% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$1,459,204	12/16/21	1,443,744	1,263,671

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
9.32% Senior Term Loan due 11/27/2029 (SOFR + 5.000%)	$524,181	11/27/24	521,579	524,182
Common Stock (B)	184 shs.		808,118	549,017
			1,329,697	1,073,199
Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
8.97% Term Loan due 10/26/2027 (SOFR + 4.500%) (G)	$1,674,772	11/03/21	1,558,863	1,573,302

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
9.29% First Lien Term Loan due 09/30/2029 (SOFR + 5.000%) (G)	$1,481,670	09/01/23	$1,286,382	$1,313,656
Common Stock (B)	29 shs.	09/01/23	29,000	54,770
			1,315,382	1,368,426
Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
9.29% Senior Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$1,681,278	07/23/24	1,195,886	1,199,753
Limited Liability Company Unit (B) (F)	47,305 uts.	07/23/24	47,305	47,305
			1,243,191	1,247,058
Stackline
An e-commerce data company that tracks products sold through online retailers.
11.99% Term Loan due 07/30/2028 (SOFR + 7.750%)	$2,504,234	07/29/21	2,488,228	2,504,233
Common Stock (B)	1,340 shs.	07/30/21	42,078	70,216
			2,530,306	2,574,449
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
10.20% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$1,227,943	12/02/21	1,097,141	1,033,166
10.20% Incremental Lien Term Loan due 12/02/2027 (SOFR + 5.750%)	$478,954	04/02/24	471,979	449,738
			1,569,120	1,482,904
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.89% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$920,492	07/02/21	855,117	851,406
9.64% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$718,772	06/07/24	363,020	356,690
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	68,083
			1,292,803	1,276,179
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
11.04% Term Loan due 03/31/2028 (SOFR + 6.750%) (G)	$1,104,208	03/04/24	863,313	881,436
Limited Liability Company Unit (B) (F)	311,881 uts.	03/04/24	311,881	424,158
			1,175,194	1,305,594

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
10.17% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$554,486	03/31/22	$525,941	$526,347
10.42% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%) (G)	$156,040	05/22/23	153,148	154,261
			679,089	680,608
Tapco
A leading manufacturer, distributor, service provider and software provider of intelligent transportations safety systems in North America.
9.31% Term Loan due 11/15/2030 (SOFR + 5.000%) (F) (G)	$1,709,529	11/15/24	931,286	932,930
Common Stock (B) (F)	17 shs.	11/15/24	17,000	17,624
			948,286	950,554
Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
14.00% Subordinated Note due 05/02/2030	$1,035,000	05/25/23	1,021,971	1,016,267
14.00% Senior Subordinated Note due 08/31/2027	$201,250	08/30/24	197,856	197,607
14.00% Senior Subordinated Note due 12/16/2029	$61,333	12/19/24	60,208	60,223
Limited Liability Company Unit (B) (F)	891,204 uts.	05/25/23	901,630	989,237
			2,181,665	2,263,334
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
9.20% Senior Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$1,947,709	12/20/21	1,610,688	1,597,059
9.20% Senior Term Loan due 12/04/2029 (SOFR + 4.750%) (G)	$543,333	01/02/25	215,561	214,891
			1,826,249	1,811,950
Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$993,846	04/29/22	984,781	917,320
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	273,965
			1,808,358	1,191,285

The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
12.18% Holdco PIK Note due 10/21/2028 (SOFR + 7.750%)	$1,307,773	10/28/21	1,296,052	1,307,773
8.55% Term Loan due 12/15/2027 (SOFR + 4.250%) (G)	$445,088	12/21/21	335,316	339,107
			1,631,368	1,646,880
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
9.07% Term Loan due 10/31/2031 (SOFR + 4.750%) (G)	$783,660	10/31/24	570,885	571,516

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	$25,641	$82,564

Tipco Technologies
A fluid solution supplier for industrial, hydraulic and high-purity applications.
9.55% Senior Term Loan due 09/03/2027 (SOFR + 5.250%) (G)	$582,646	09/03/24	546,408	546,421

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
11.93% Term Loan due 02/19/2026 (SOFR + 7.500%)	$1,677,970	02/25/21	1,668,734	1,543,733
9.90% Incremental Term Loan due 03/31/2027 (SOFR + 5.500%)	$57,163	10/19/23	56,173	52,590
			1,724,907	1,596,323
Trintech, Inc.
An international provider of core, cloud-based financial close software.
9.82% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$1,704,978	07/25/23	1,580,192	1,596,508

Turnberry Solutions, Inc.
A provider of technology consulting services.
10.42% Term Loan due 07/30/2026 (SOFR + 6.000%)	$1,571,966	07/29/21	1,563,194	1,571,966

UHY LLP
A top 30 US CPA firm providing tax, audit and consulting advisory services primarily to middle market customers.
9.06% Senior Term Loan due 11/21/2031 (SOFR + 4.750%) (G)	$1,965,021	11/22/24	900,061	918,711

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
10.20% Term Loan due 06/01/2026 (SOFR + 5.750%) (G)	$2,014,226	11/29/18	2,007,963	1,994,083
10.20% Senior Loan due 10/11/2027 (SOFR + 5.750%)	$472,665	10/10/24	468,684	467,938
			2,476,647	2,462,021
USA Industries
A manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
12.75% Term Loan due 06/30/2029	$630,578	03/14/24	623,083	624,524
Limited Liability Company Unit (B)	27,916 uts.	03/14/24	51,923	117,246
			675,006	741,770
VB Spine
A top-5 producer of spinal implants and devices used in fusion and non-fusion spinal surgeries.
Secured Term Loan due 03/25/2030	$1,564,266	03/31/25	1,501,695	1,501,695

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

VitalSource
A provider of digital fulfillment software for the higher education sector.
8.97% Term Loan due 06/01/2028 (SOFR + 4.500%)	$1,582,679	06/01/21	$1,568,356	$1,566,852
Limited Liability Company Unit (B) (F)	1,891 uts.	06/01/21	18,909	35,568
			1,587,265	1,602,420
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
10.67% Term Loan due 12/31/2025 (SOFR + 6.250%)	$2,126,428	05/17/18	2,123,737	2,101,762

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
9.40% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$1,637,617	08/01/23	838,158	839,094
9.39% Term Loan due 12/13/2029 (SOFR + 5.000%) (G)	$85,663	12/23/24	84,858	84,712
			923,016	923,806
Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	44,429

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
10.81% First Lien Term Loan due 02/15/2029 (SOFR + 6.500%) (G)	$953,991	02/15/23	887,257	911,908
Limited Liability Company Unit (B)	4,206 uts.	02/15/23	42,058	64,727
			929,315	976,635

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
9.97% Term Loan due 11/30/2027 (SOFR + 5.500%) (G)	$1,015,725	12/01/21	967,087	961,114
9.96% Term Loan due 03/05/2030 (SOFR + 5.500%) (G)	$453,726	03/05/25	306,357	305,096
9.97% Incremental Term Loan due 12/01/2027 (SOFR + 5.500%)	$90,677	04/09/24	89,349	89,316
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	145,803	136,392
Limited Liability Company Unit Preferred (B) (F)	32 uts.	04/05/24	32,394	39,306
Preferred Stock (B) (F)	10 uts.	03/05/25	13,452	13,444
			1,554,442	1,544,668
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
9.99% First Lien Term Loan due 03/22/2030 (SOFR + 5.750%) (G)	$1,708,589	03/22/24	1,596,319	1,624,642

See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 100.30%: (C)

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
10.35% Term Loan due 10/03/2029 (SOFR + 5.750%) (G)	$984,425	10/03/22	$841,505	$841,220

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
9.95% First Lien Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$981,295	02/08/22	897,798	894,883
9.95% Incremental Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$676,693	08/31/23	666,899	668,234
Limited Liability Company Unit (B) (F)	31 uts.	02/09/22	31,256	45,394
			1,595,953	1,608,511

Total Private Placement Investments (E)			$158,186,761	$168,076,552

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Restricted Securities - 106.30%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 6.00%: (H)

Bonds - 6.00%
Bausch & Lomb	9.000	01/30/2028	$641,000	$623,690	$640,504
Carriage Purchaser Inc.	7.875	10/15/2029	750,000	611,163	668,764
Consolidated Communications Holdings	6.500	10/01/2028	750,000	711,938	723,158
County of Gallatin MT	11.500	09/01/2027	340,000	340,000	350,023
CSC Holdings LLC	5.000	11/15/2031	625,000	543,505	295,313
Herbalife	12.250	04/15/2029	457,000	445,581	491,358
Inmarsat Finance PLC	9.000	09/15/2029	480,000	479,772	437,630
Liberty Cablevision of Puerto Rico	6.750	10/15/2027	750,000	699,769	627,029
LifePoint Health	11.000	10/15/2030	500,000	519,712	543,555
Nielsen	9.290	04/15/2029	658,000	647,145	570,914
PRA Group	8.875	01/31/2030	850,000	854,034	886,441
Prince	9.000	02/15/2030	740,000	655,572	603,111
Radiology Partners, Inc	9.781	02/15/2030	786,679	750,140	731,611
Sabre Global	8.625	06/01/2027	752,887	716,802	749,183
Staples	10.750	09/01/2029	750,000	730,114	677,580
Terrier Media Buyer, Inc.	8.875	12/15/2027	428,000	418,612	369,150
Wilsonart	11.000	08/15/2032	750,000	740,239	688,159
Total Bonds				10,487,788	10,053,483

Common Stock - 0.00%
TherOX, Inc. (B)			2 shs	—	—
Touchstone Health Partnership (B)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$10,487,788	$10,053,483

Total Corporate Restricted Securities				$168,674,549	$178,130,035

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Corporate Public Securities - 5.65%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 4.83%
AP Highlands	—	9.250	10/16/2028	$705,446	$699,198	$699,097
Aretec Group Inc	3.500	7.825	8/9/2030	845,750	847,864	837,859
Bausch Health Companies Inc	6.250	10.548	9/25/2030	917,431	894,495	880,734
BMC Software	5.750	10.335	7/30/2032	1,000,000	987,845	960,000
Fidelis	5.000	9.303	12/31/2031	997,500	992,827	992,812
ICP Group	3.750	8.311	12/29/2027	750,000	643,426	617,498
Mcafee	7.000	11.551	7/27/2028	4,966	4,966	1,610
Precisely	4.000	8.552	4/24/2028	939,041	930,207	902,315
Syncsort Incorporated	7.250	11.802	4/23/2029	222,222	221,346	213,240
Team Health Holdings	5.250	9.541	3/2/2027	549,819	538,534	534,512
Twitter	6.500	10.821	10/26/2029	500,000	499,375	496,720
Two Kings Casino	4.750	9.067	12/16/2031	280,400	278,998	280,868
Wilsonart	4.250	8.459	7/25/2031	720,754	710,943	684,039
Total Bank Loans					8,250,024	8,101,304

Bonds - 0.82%
Jetblue Airways	—	9.000	09/20/31	650,000	693,845	641,609
Syneos	—	9.290	10/01/30	750,000	775,977	739,241
Total Bonds					1,469,822	1,380,850

Total Corporate Public Securities					$9,719,846	$9,482,154

Total Investments		111.95%			$178,394,395	$187,612,189
Other Assets		3.62				6,056,796
Liabilities		(15.57)				(26,088,415)
Total Net Assets		100.00%				$167,580,570
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of March 31, 2025, the value of these securities amounted to $168,076,552 or 100.30% of net assets.
(F)    Held in PI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of March 31, 2025, total unfunded commitments amounted to $17,640,159 and had unrealized depreciation of $(16,257) or (0.01)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.

PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.87%
Accurus Aerospace	$475,618
Applied Aerospace Structures Corp.	606,034
Bridger Aerospace	186,210
Compass Precision	2,208,267
County of Gallatin MT	350,023
CTS Engines	1,264,846
Mission Microwave	621,351
Narda-MITEQ (JFL-Narda Partners, LLC)	1,558,155
Trident Maritime Systems	1,596,323
Whitcraft Holdings, Inc.	976,635
9,843,462
AIRLINES - 1.40%
Echo Logistics	1,711,554
Jetblue Airways	641,609
2,353,163
AUTOMOTIVE - 3.71%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	469,888
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	466,364
EFC International	1,400,791
JF Petroleum Group	659,170
Omega Holdings	490,945
Randy's Worldwide	168,391
Spatco	1,247,058
SVI International, Inc.	1,305,594
6,208,201
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.82%
Aretec Group Inc	837,859
The Caprock Group	1,646,880
The Hilb Group, LLC	571,516
3,056,255
BUILDING MATERIALS - 1.63%
Decks Direct	1,357,916
Wilsonart	1,372,198
2,730,114
CABLE & SATELLITE - 0.81%
CSC Holdings LLC	295,313
Inmarsat Finance PLC	437,630
Liberty Cablevision of Puerto Rico	627,029
1,359,972
CHEMICALS - 1.75%
Americo Chemical Products	680,844
ICP Group	617,498

Industry Classification:	Fair Value/ Market Value

Polytex Holdings LLC	$1,032,024
Prince	603,111
2,933,477
CONSUMER CYCLICAL SERVICES - 6.92%
CJS Global	2,208,319
Expert Institute Group	150,560
LYNX Franchising	2,383,807
Mobile Pro Systems	1,308,005
ROI Solutions	1,032,398
Staples	677,580
Team Air (Swifty Holdings LLC)	2,263,334
Turnberry Solutions, Inc.	1,571,966
11,595,969
CONSUMER INDUSTRIAL - 0.57%
Tapco	950,554

CONSUMER PRODUCTS - 3.52%
AMS Holding LLC	3,741
Elite Sportswear Holding, LLC	255,836
Handi Quilter Holding Company	32,962
Ice House America	1,017,463
Jones Fish	1,998,568
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	512,447
Renovation Brands (Renovation Parent Holdings, LLC)	891,654
Terrybear	1,191,285
5,903,956
DIVERSIFIED MANUFACTURING - 4.56%
Accelevation	168,781
HTI Technology & Industries Inc.	736,470
MNS Engineers, Inc.	999,000
Process Insights Acquisition, Inc.	713,527
Safety Products Holdings, Inc.	2,025,655
Standard Elevator Systems	1,482,904
Tank Holding	680,608
Worldwide Electric Corporation	841,220
7,648,165
ELECTRIC - 2.35%
Cascade Services	$813,428
Dwyer Instruments, Inc.	1,664,120
Energy Acquisition Company, Inc.	693,008
Pro Vision	760,870
3,931,426

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ENVIRONMENTAL - 1.20%
ENTACT Environmental Services, Inc.	$1,002,077
Northstar Recycling	1,011,664
2,013,741
FINANCE COMPANIES - 1.13%
AP Highlands	699,097
Portfolio Group	1,198,127
1,897,224
FINANCIAL OTHER - 2.94%
Coduet Royalty Holdings, LLC	534,233
Cogency Global	1,600,969
Fidelis	992,812
PRA Group	886,441
UHY LLP	918,711
4,933,166
FOOD & BEVERAGE - 3.54%
California Custom Fruits & Flavors	317,106
Herbalife	491,358
PANOS Brands LLC	506,125
Sara Lee Frozen Foods	1,426,878
Westminster Acquisition LLC	44,429
Woodland Foods, Inc.	1,544,668
Ziyad	1,608,511
5,939,075
GAMING - 0.17%
Two Kings Casino	280,868

HEALTHCARE - 9.76%
Cadence, Inc.	1,181,584
Cloudbreak	1,646,037
Ellkay	633,601
Golden Ceramic Dental Lab	1,450,837
Heartland Veterinary Partners	2,295,328
HemaSource, Inc.	783,926
Home Care Assistance, LLC	728,644
Illumifin	391,527
ISTO Biologics	573,010
LifePoint Health	543,555
Navia Benefit Solutions, Inc.	1,639,688
Office Ally (OA TOPCO, LP)	1,629,997
Parkview Dental Partners	845,597
Radiology Partners, Inc	731,611
Syneos	739,241
Team Health Holdings	534,512
16,348,695

Industry Classification:	Fair Value/ Market Value

HEALTH INSURANCE - 0.55%
Warner Pacific Insurance Services	$923,806

INDUSTRIAL OTHER - 18.75%
BKF Engineers	503,256
Caldwell & Gregory LLC	1,313,120
Coker	231,619
Concept Machine Tool Sales, LLC	466,353
Door & Window Guard Systems	419,613
Electric Equipment and Engineering	1,388,714
E.S.P. Associates, P.A.	686,067
Gojo Industries	629,563
Kings III	913,216
Madison Indoor Air Solutions	12,545,349
Media Recovery, Inc.	983,114
Momentum Group	424,398
MSI Express	356,987
Ocelot Holdco	460,913
Polara (VSC Polara LLC)	942,916
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	654,822
RapidAir	324,962
SBP Holdings	679,353
Stratus Unlimited	1,276,179
Tencarva Machinery Company	1,811,950
Tipco Technologies	546,421
USA Industries	741,770
VB Spine	1,501,695
World 50, Inc.	1,624,642
31,426,992
LOCAL AUTHORITY - 0.88%
LeadsOnline	1,468,286

MEDIA & ENTERTAINMENT - 3.66%
Advantage Software	64,138
ASC Communications, LLC (Becker's Healthcare)	297,249
BrightSign	1,487,603
DistroKid (IVP XII DKCo-Invest, LP)	2,155,470
Music Reports, Inc.	1,270,982
Rock Labor	399,844
Terrier Media Buyer, Inc.	369,150
The Octave Music Group, Inc. (fka TouchTunes)	82,564
6,127,000

See Notes to Consolidated Financial Statements 35

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

PACKAGING - 1.42%
Brown Machine LLC	$112,216
Diversified Packaging	740,194
Five Star Holding, LLC	997,387
1,849,797
PHARMACEUTICALS - 0.91%
Bausch & Lomb	640,504
Bausch Health Companies Inc	880,734
1,521,238
PROPERTY & CASUALTY - 1.14%
Pearl Holding Group	1,905,087

TECHNOLOGY - 24.18%
1WorldSync, Inc.	2,353,468
AdaCore Inc	787,984
Audio Precision	1,537,550
Becklar	771,949
Best Lawyers (Azalea Investment Holdings, LLC)	1,596,950
BMC Software	960,000
CAi Software	2,314,199
Cash Flow Management	918,103
CloudWave	1,750,040
Coherus Biosciences	292,739
Command Alkon	30,028
Comply365	610,469
DataServ	198,801
EFI Productivity Software	1,265,598
Follett School Solutions	1,669,878
GraphPad Software, Inc.	172,510
HaystackID	578,160
Mcafee	1,610
Net at Work	1,080,269
Newforma	711,548
Nielsen	570,914
Precisely	902,315
ProfitOptics	897,355
Project Halo	568,801
Recovery Point Systems, Inc.	1,304,945
RPX Corp	2,207,600
Ruffalo Noel Levitz	567,402
Sabre Global	749,183
Scaled Agile, Inc.	1,263,671
Smartling, Inc.	1,573,302
smartShift Technologies	1,368,426
Stackline	2,574,449

Industry Classification:	Fair Value/ Market Value

Syncsort Incorporated	$213,240
Trintech, Inc.	1,596,508
Twitter	496,720
U.S. Legal Support, Inc.	2,462,021
VitalSource	1,602,420
40,521,125

TELECOM - WIRELINE INTEGRATED & SERVICES - 0.43%
Consolidated Communications Holdings	723,158

TRANSPORTATION SERVICES - 6.38%
AIT Worldwide Logistics, Inc.	93,611
Carriage Purchaser Inc.	668,764
eShipping	968,975
FragilePAK	1,115,844
Pegasus Transtech Corporation	1,701,495
RoadOne IntermodaLogistics	585,386
Rock-it Cargo	2,385,734
SEKO Worldwide, LLC	1,073,199
VP Holding Company	2,101,762
10,694,770
Total Investments - 111.95%
(Cost - $178,394,395)	$187,612,189

See Notes to Consolidated Financial Statements 36

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Participation Investors
(Unaudited)

1. History
Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $168,076,552 (100.30% of net assets) as of March 31, 2025, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2025, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
 Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. The Trust has determined that this guidance has not had a significant impact on its consolidated financial statements.
In November 2023, the FASB issued Accounting Standards Update, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Trust adopted the aforementioned guidance and it did not have a material impact on the Fund’s consolidated financial statements. See “Segments” below for disclosure.
Segments
The Trust makes investments in securities of issuers that operate in various industries. The Trust represents a single reporting segment, where performance is measured against its single investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment is the same as those described in “Significant Accounting Policies.” The Trust has identified the President and Chief Financial Officer as the chief operating decision makers (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Trust, the dividend policy, and the Trust’s investment strategy, which is outlined in Note 1. As the Trust operates as a single reportable segment, the segment assets are presented on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses and net increase in net assets resulting from operations are presented on the accompanying Consolidated Statements of Operations.

Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of March 31, 2025.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2025 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$11,085,507	$—	$10,053,483	$1,032,024
Bank Loans	141,689,701	—	1,501,695	140,188,006
Common Stock - U.S.	4,191,276	—		4,191,276
Preferred Stock	689,702	—	—	689,702
Partnerships and LLCs	20,473,849	—	—	20,473,849
Public Securities
Bank Loans	8,101,304		6,409,395	1,691,909
Corporate Bonds	1,380,850	—	1,380,850	—
Total	$187,612,189	$—	$19,345,423	$168,266,766
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2025:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$124,265,871	Income Approach	Implied Spread	8.6% - 19.5%	11.2%
	$1,775,587	Market Approach	Earnings Multiple	6.5x - 10.5x	8.8x
Corporate Bonds	$1,032,024	Market Approach	Revenue Multiple	0.3x	0.3x
Equity Securities**	$24,543,848	Enterprise Value Waterfall Approach	Valuation Multiple	0.1x - 28.5x	11.9x
	$790,659	Market Approach	Revenue Multiple	0.9x - 11.5x	4.1x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $15,858,777 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value
** Including partnerships and LLC’s

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2024	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3*	Transfers out of Level 3*	Ending balance at 03/31/2025
Restricted Securities
Corporate Bonds	$959,937	$72,087	$—	$—	$—	$—	$—	$1,032,024
Bank Loans	137,695,499	(239,865)	5,211,608	(6,433)	(2,472,803)	—	—	140,188,006
Common Stock - U.S.	4,285,172	(112,457)	20,320	(1,759)	—	—	—	4,191,276
Preferred Stock	657,453	10,716	24,713	(3,180)	—	—	—	689,702
Partnerships and LLCs	20,662,269	(148,764)	65,163	(104,819)	—	—	—	20,473,849
Public Securities
Bank Loans	2,282,891	11,518	—	—	(602,500)	—	—	1,691,909
	$166,543,221	$(406,765)	$5,321,804	$(116,191)	$(3,075,303)	$—	$—	$168,266,766
* For the three months ended March 31, 2025, there were no transfers into or out of Level 3.

OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation in Net Assets from assets still held
OID Amortization	$134,395	-
Net realized loss on investments before taxes	(1,063,172)	-
Net change in unrealized appreciation of investments before taxes	522,012	522,012
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Trust recognized a total of $169,553 of amortization during three months ended March 31, 2025, as included within Interest on the Consolidated Statement of Operations. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of March 31, 2025, the fair value of the Trust’s non-accrual assets was $1,599,426, or 0.9% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $2,341,028, or 1.3% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. The Trust recognized a total of $354,838 of PIK interest for three months ended March 31, 2025, included within Interest on the Consolidated Statement of Operations. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of March 31, 2025, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2025, the PI Subsidiary Trust has incurred income tax benefit of $4,773.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2025, the PI Subsidiary Trust has a deferred tax liability of $191,093.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $15,000,000 Senior Floating Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2023. The Note is due December 13, 2033, and accrues interest at the rate of SOFR plus 2.20% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2025 the Trust incurred total interest expense on the Note of $255,000.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (1) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at a rate which is equal to the lesser of (i) the interest rate applicable interest on the premium calculation date, and (ii) 0.50% plus the Treasury Constant Yield at such time, over (2) the principal of the Note proposed to be redeemed. If the amount designated in clause (1) above is equal to or less than the amount specified in clause (2) above, then the Make Whole Premium shall be 3.00%.
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $7,500,000 to a total aggregate commitment amount of $22,500,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $131,976 are presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the three months ended March 31, 2025, was approximately $8,500,000 and 6.58%, respectively. As of March 31, 2025, the principal balance outstanding was $8,500,000 at an interest rate of 6.51%. For the three months ended March 31, 2025, the Trust incurred total interest expense on the Credit Facility of $139,893.
5. Purchases and Sales of Investments

	For the three months ended 03/31/2025
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$8,680,425	$3,193,757
Corporate public securities	694,349	1,852,531
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the Trust’s business, liability to investors, regulatory intervention or reputational damage.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Management Risk

The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.
At March 31, 2025, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Accelevation	$62,422	$62,384
Adacore Inc	275,519	281,200
Applied Aerospace Structures Corp.	23,125	23,199
Becklar	119,306	119,402
Caldwell & Gregory LLC	211,313	211,635
California Custom	73,457	74,126
Cascade Services	125,735	113,374
Coker	1,028,594	1,028,493
EFI Productivity Software	304,714	305,082
Energy Acquisition	39,000	38,978
Expert Institute	154,480	154,463
Golden Ceramic Dental Lab	186,486	186,466
HaystackID	346,085	345,895
HTI Technology	102,273	95,763
Ice House America	163,225	163,406
Jones Fish	99,900	104,231
Kings III	19,471	20,007
MSI Express	83,710	83,706
Net at Work	509,659	519,344
Northstar Recycling	253,550	256,547
Parkview Dental Partners	321,500	322,604
Process Insights Acquisition, Inc.	52,932	52,498
Project Halo	335,366	335,277
Randy's Worldwide	18,885	19,491
Rapidair Compressed Air Products	163,983	164,172
ROI Solutions	201,719	201,955
SBP Holdings	395,272	397,244
SPATCO	250,647	251,342
Stratus Unlimited	407,185	402,672
SVI International, Inc.	111,386	113,214
TAPCO	553,083	553,663
Tencarva Machinery Company	320,292	319,836
The Hilb Group, LLC	125,292	125,394
Tipco Technologies	9,019	9,026
UHY LLP	867,672	875,907
Warner Pacific Insurance Services	780,346	781,040
Whitcraft LLC	254,872	255,413
Woodland Foods, Inc.	39,375	39,367
	$9,390,850	$9,407,816

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Accelevation	$46,249	$46,217
Accurus Aerospace International UK Buyer	3,220	3,218
Adacore Inc	101,913	104,015
Americo Chemical Products	120,041	119,918
Applied Aerospace Structures Corp.	20,265	20,550
ASC Communications, LLC	22,664	22,831
Becklar	103,058	103,141
Best Lawyers	110,577	111,559
BKF Engineers	165,590	165,562
BrightSign	24,604	25,172
CAi Software	117,873	120,364
Caldwell & Gregory LLC	172,500	172,715
California Custom	55,093	55,294
Cascade Services	3,309	1,242
Cash Flow Management	44,776	44,652
CJS Global	242,424	243,342
Cloudbreak	119,048	121,505
Cogency Global	55,101	55,066
Coker	111,400	111,389
Comply365	52,748	52,184
DataServ	48,077	48,627
Decks Direct, LLC	138,101	72,434
Door and Window Guard Systems Inc	120,658	120,655
EFI Productivity Software	118,246	117,925
eShipping	170,937	172,416
Expert Institute	83,058	83,049
Golden Ceramic Dental Lab	186,486	186,466
HaystackID	83,998	83,952
HemaSource, Inc.	202,373	206,096
HTI Technology	68,182	63,842
Ice House America	26,126	26,172
ISTO Biologics	60,932	62,013
Jones Fish	79,844	81,949
Kings III	58,257	58,921
LeadsOnline - Weatherby Parent Holdings LLC	224,512	226,156
Magnolia Wash Holdings	9,246	9,060
Media Recovery, Inc.	265,857	266,211
Mission Microwave	71,310	66,960
Momentum Group	54,042	54,041
MSI Express	110,392	110,384
Narda-MITEQ	207,682	209,312
Net at Work	130,682	133,105
Newforma	82,868	85,076
Northstar Recycling	208,264	210,726
Office Ally	133,124	134,539
Omega Holdings	113,742	115,510
Polara	108,266	109,230

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Process Insights Acquisition, Inc.	$54,684	$54,212
ProfitOptics	96,774	98,653
Project Halo	83,333	83,311
Pro-Vision	159,375	159,574
Randy's Worldwide	10,450	10,707
Rapidair Compressed Air Products	81,992	82,086
RoadOne IntermodaLogistics	62,796	64,124
Rock Labor	57,867	58,404
ROI Solutions	180,553	180,761
RPX Corp	252,041	252,455
SBP Holdings	162,503	163,953
Smartling, Inc.	101,471	102,345
smartShift Technologies	168,014	171,106
SPATCO	204,986	205,458
Standard Elevator Systems	119,873	112,257
SVI International, Inc.	111,386	113,214
Tank Holding Corp	21,818	21,814
TAPCO	201,121	201,315
Tencarva Machinery Company	321,435	319,302
The Caprock Group	105,981	106,820
The Hilb Group, LLC	80,113	80,181
Tipco Technologies	20,155	20,156
Trintech Inc	88,010	89,189
UHY LLP	178,638	180,818
Whitcraft LLC	42,084	45,333
Woodland Foods, Inc.	141,824	140,616
World 50, Inc.	83,947	85,339
Worldwide Electric Corporation	124,224	124,188
Ziyad	74,146	73,632
	$8,249,309	$8,216,086
Total Unfunded Commitments	$17,640,159	$17,623,902

As of March 31, 2025, unfunded commitments had unrealized depreciation of $(16,257) or (0.01)% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2025
	Amount	Per Share
Investment income	$4,405,947
Net investment income (net of taxes)	3,351,767	$0.31
Net realized and unrealized loss on investments (net of taxes)	(1,292,938)	(0.12)

9. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of March 31, 2025, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
• Applications or other forms, interviews, or by other means;
• Consumer or other reporting agencies, government agencies, employers or others;
• Your transactions with us, our affiliates, or others; and
• Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees

Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Itzbell Branca
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by SS&C GIDS, the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. Pursuant to the Trust’s Policy on the Determination of Fair Value, the net asset value of the Trust’s shares is determined by Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings on the valuation date. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

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